------------------------------------------------------------------
 RALI SERIES 2005-QA11 [GRAPHIC OMITTED]
------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.



The following is a Preliminary Term Sheet. All terms and statements are subject to change.

                             PRELIMINARY TERM SHEET

                               RESIDENTIAL FUNDING

                                 $515,026,000)

                           RALI SERIES 2005-QA11 TRUST


                        RESIDENTIAL ACCREDIT LOANS, INC.
                                   (DEPOSITOR)

                         RESIDENTIAL FUNDING CORPORATION
                                (MASTER SERVICER)



                         DEUTSCHE BANK [GRAPHIC OMITTED]
                                   UNDERWRITER

                                OCTOBER 11, 2005

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Deutsche Bank's trading desk at (212) 250-2669. This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this communication is preliminary and is subject to completion or change. The information in this communication supersedes information contained in any prior similar communication relating to these securities. This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by Residential Funding Corporation. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.



An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



                 PRELIMINARY TERM SHEET DATED: OCTOBER 11, 2005
                              RALI SERIES 2005-QA11
                          $[515,026,000] (APPROXIMATE)
                              Subject to a variance
                 ALL TERMS AND CONDITIONS ARE SUBJECT TO CHANGE

  -------------------------------------------------------------------------------------------------------------

                                                       WAL (YRS)
                                                       TO          PRINCIPAL                        EXPECTED
     CLASS    APPROXIMATE                              PRICING     WINDOW AT                        RATINGS
                SIZE ($)                TYPE             SPEED   PRICING SPEEDPASS-THROUGH RATE  (TWO OF THREE)
                              OFFERED CERTIFICATES
                                                                                   LIBOR +
    I-A-1     $[23,225,000]   Senior Floating Rate      2.98     11/05-10/13     [0.32]%((2))     Aaa / AAA
   I-A-IO    Notional ((3))        Senior WAC IO        2.98         NA             ((3))         Aaa / AAA
   II-A-1      [78,462,000]        Senior WAC           1.90     11/05-09/08  Group II WAC ((4))  Aaa / AAA
                                                                 11/05-09/08    Group III WAC
   III-A-1     [51,598,000]        Senior WAC           1.89                        ((5))         Aaa / AAA
   IV-A-1     [189,788,000]     Super Senior WAC        2.50     11/05-09/10  Group IV WAC ((6))  Aaa / AAA
   IV-A-2       [5,668,000]    Senior Support WAC       2.50     11/05-09/10   Group IV WAC (6)    Aa1/AAA
    V-A-1      [97,179,000]        Senior WAC           2.51     11/05-09/10  Group V WAC ((7))   Aaa / AAA
   VI-A-1      [41,805,000]        Senior WAC           2.83     11/05-10/12  Group VI WAC ((8))  Aaa / AAA

     M-1       [14,438,000]       Mezzanine WAC         3.80     11/05-10/12     WAC ((9))         Aa2 / AA
     M-2        [8,400,000]       Mezzanine WAC         3.80     11/05-10/12     WAC ((9))          A2 / A
     M-3        [4,463,000]       Mezzanine WAC         3.80     11/05-10/12     WAC ((9))        Baa2 / BBB
  TOTAL
   OFFERED   $[515,026,000]
                         NON-OFFERED CERTIFICATES((10))
     B-1       $[4,200,000]      Subordinate WAC        6.09     11/05-10/35     WAC ((9))         NR / BB
     B-2        [3,675,000]      Subordinate WAC        6.09     11/05-10/35     WAC ((9))          NR / B
     B-3        [2,099,000]      Subordinate WAC        6.09     11/05-10/35     WAC ((9))         NR / NR
                          $
  TOTAL       [525,000,000]
  -------------------------------------------------------------------------------------------------------------


(1)  The Structure is preliminary and subject to change.

(2) The Pass-Through Rate for the Class I-A-1 Certificates will be an adjustable rate equal to One-Month LIBOR plus [0.32]% subject to the Group I Net Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Group I Mortgage Loans). The initial Pass-Through Rate for the Class I-A-1 Certificates will be equal to [4.260] %. If the Optional Call is not exercised on the first possible date, the margin will increase to two times the initial margin.

(3) The Class I-A-IO Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class I-A-1 Certificates. The Pass-Through Rate for the Class 1-A-IO Certificates will be a variable rate equal to the excess, if any, of (a) the Group I Net Mortgage Interest Rate for the related Distribution Date over (b) the product of (i) the Pass-Through Rate for the Class I-A-1 Certificates and (ii) the actual number of days which have elapsed in the related Interest Accrual Period divided by 30. The initial Pass-Through Rate for the Class 1-A-IO Certificates will be equal to [1.382] %. Investors in the Class 1-A-IO Certificates should note that amounts payable to the Class 1-A-IO Certificates in respect of interest shall be reduced on any given Distribution Date by the amount of any Group I Net WAC Carryover Amounts allocable to the Class I-A-1 Certificates which remain outstanding on such Distribution Date .

(4) The pass-through rate on the Class II-A-1 Certificates will be a variable rate equal to the Group II Net Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Group II Mortgage Loans), initially equal to approximately [5.758] %.

(5) The pass-through rate on the Class III-A-1 Certificates will be a variable rate equal to the Group III Net Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Group III Mortgage Loans), initially equal to approximately [5.814]% .

(6) The pass-through rate on the Class IV-A-1 and Class IV-A-2 Certificates will be a variable rate equal to the Group IV Net Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Group IV Mortgage Loans), initially equal to approximately [5.804]%.

(7) The pass-through rate on the Class V-A-1 Certificates will be a variable rate equal to the Group V Net Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Group V Mortgage Loans), initially equal to approximately [5.864]%.

(8) The pass-through rate on the Class VI-A-1 Certificates will be a variable rate equal to the Group VI Net Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Group VI Mortgage Loans), initially equal to approximately [5.950] %.

(9) The Pass-Through Rate for the Class M and each class of Class B Certificates will be a variable rate equal to the weighted average Net Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Mortgage Loans in each Mortgage Loan Group weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the aggregate certificate principal balance of the related Senior Certificates) initially equal to approximately [5.781]%.

(10) The information presented for the Non-offered Certificates is provided solely to assist your understanding of the Offered Certificates.

CERTIFICATES:

     The Class I-A-1 (the "LIBOR Certificates"), Class I-A-2, Class II-A-1, Class III-A-1, Class IV-A-1, Class IV-A-2, Class V-A-1 and Class VI-A-1 Certificates (collectively, the "Senior Certificates"), the Class M-1, Class M-2, and Class M-3 Certificates (the "Mezzanine Certificates" and together with the Senior Certificates, the "Offered Certificates") and the Class B-1, Class B-2, and Class B-3 Certificates (the "Subordinate Certificates" or the "Non-Offered Certificates"). Together, the Senior Certificates, the Mezzanine Certificates and the Subordinate Certificates are referred to herein as the "Certificates."

PRICING SPEED:

     25% CPR to Call for the Class I-A-1 and Class 1-A-IO Certificates, 25% CPB to Maturity for the remainder of the Offered Certificates, and 25% CPR to Maturity for the Non-Offered Certificates.

DEPOSITOR:              Residential Accredit Loans, Inc.

MASTER SERVICER:        Residential Funding Corporation

TRUSTEE:                Deutsche Bank National Trust Company

CUT-OFF DATE:           October 1, 2005

CLOSING DATE:           October 28, 2005

INVESTOR SETTLEMENT     October 31, 2005
DATE:

LEGAL STRUCTURE:        REMIC

OPTIONAL CALL:          10% Cleanup Call

DISTRIBUTION DATES:

     25th of each month, or next business day, commencing November 25, 2005

INTEREST ACCRUAL PERIOD:

     The interest accrual period for the LIBOR Certificates and each Distribution Date will be the period commencing on the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding that Distribution Date (on an actual /360 basis). The interest accrual period for the Offered Certificates (other than the LIBOR Certificates) and each Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (calculated on a 30/360 basis).


SETTLEMENT

     The price to be paid for the Offered Certificates (other than the LIBOR Certificates) by investors will include accrued interest from the Cut-off Date up to, but not including the Closing Date. The price to be paid for the LIBOR Certificates will not include accrued interest.

REGISTRATION

     The Offered Certificates will be made available in book-entry form through DTC.

FEDERAL TAX TREATMENT:

     It is anticipated that the Senior Certificates, the Class M Certificates and the Class B Certificates will be treated as REMIC regular interests for federal tax income purposes.

ERISA:

     The Senior Certificates and the Class M Certificates are expected to be ERISA eligible. Prospective investors should review with legal advisors as to whether the purchase and holding of the Senior and Class M Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

COLLATERAL:

     All of the mortgage loans (the "Mortgage Loans") are secured by first liens.

     The Group I Mortgage Loans will consist of adjustable rate Six-Month LIBOR (100.00%) indexed mortgage loans with an expected aggregate principal balance of approximately $[25,000,000] as of the Cut-Off Date. Approximately [98.50]% of the Group I Mortgage Loans (by aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date) allow for payments of interest only for a one year, five year, or ten year fixed term set forth in the related mortgage note. After such interest only period, each such Group I Mortgage Loan will fully amortize over its remaining term. The remaining approximately [1.50]% of the Group I Mortgage Loans by aggregate principal balance as of the Cut-off Date fully amortize over their original term (generally 30 years).

     The Group II Mortgage Loans will consist of conforming adjustable rate Six-Month LIBOR and One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring three years after the date of origination ("3 Year Conforming Hybrid ARMs") with an expected principal balance of approximately $[84,458,925] as of the Cut-Off Date. Approximately [81.01]% of the Group II Mortgage Loans (by aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date) allow for payments of interest only for a three year, five year, or ten year fixed term set forth in the related mortgage note. After such interest only period, each such Group II Mortgage Loan will fully amortize over its remaining term. The remaining approximately [18.99]% of the Group II Mortgage Loans by aggregate principal balance as of the Cut-off Date fully amortize over their original term (generally 30 years).

     The Group III Mortgage Loans will consist of non-conforming adjustable rate Six-Month LIBOR and One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring three years after the date of origination ("3 Year Non-Conforming Hybrid ARMs") with an expected principal balance of approximately $[55,541,075] as of the Cut-Off Date. Approximately [85.43]% of the Group III Mortgage Loans (by aggregate principal balance of the Group III Mortgage Loans as of the Cut-off Date) allow for payments of interest only for a three year, five year, or ten year fixed term set forth in the related mortgage note. After such interest only period, each such Group III Mortgage Loan will fully amortize over its remaining term. The remaining approximately [14.57]% of the Group II Mortgage Loans by aggregate principal balance as of the Cut-off Date fully amortize over their original term (generally 30 years).

     The Group IV Mortgage Loans will consist of conforming adjustable rate Six-Month LIBOR and One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring five years after the date of origination ("5 Year Conforming Hybrid ARMs") with an expected principal balance of approximately $[210,393,545] as of the Cut-Off Date. Approximately [83.50]% of the Group IV Mortgage Loans (by aggregate principal balance of the Group IV Mortgage Loans as of the Cut-off Date) allow for payments of interest only for a ten year fixed term set forth in the related mortgage note. After such interest only period, each such Group IV Mortgage Loan will fully amortize over its remaining term. The remaining approximately [16.50]% of the Group IV Mortgage Loans by aggregate principal balance as of the Cut-off Date fully amortize over their original term (generally 30 years).

     The Group V Mortgage Loans will consist of non-conforming adjustable rate Six-Month LIBOR and One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring five years after the date of origination ("5 Year Non-Conforming Hybrid ARMs") with an expected principal balance of approximately $104,606,455] as of the Cut-Off Date. Approximately [87.97]% of the Group V Mortgage Loans (by aggregate principal balance of the Group V Mortgage Loans as of the Cut-off Date) allow for payments of interest only for a ten year fixed term set forth in the related mortgage note. After such interest only period, each such Group V Mortgage Loan will fully amortize over its remaining term. The remaining approximately [12.03]% of the Group V Mortgage Loans by aggregate principal balance as of the Cut-off Date fully amortize over their original term (generally 30 years).

     The Group VI Mortgage Loans will consist of adjustable rate Six-Month LIBOR and One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring seven years after the date of origination ("7 Year Hybrid ARMs") with an expected principal balance of approximately $[45,000,000] as of the Cut-Off Date. Approximately [78.00]% of the Group VI Mortgage Loans (by aggregate principal balance of the Group VI Mortgage Loans as of the Cut-off Date) allow for payments of interest only for a five year or ten year fixed term set forth in the related mortgage note. After such interest only period, each such Group VI Mortgage Loan will fully amortize over its remaining term. The remaining approximately [22.00]% of the Group VI Mortgage Loans by aggregate principal balance as of the Cut-off Date fully amortize over their original term (generally 30 years).

CREDIT ENHANCEMENT:

     Credit   Enhancement   for  the   Certificates   will  be   provided  by  a
     senior/subordinate shifting interest structure. Subordination is expected to be [7.10]% +/- 1.00% with respect to the Senior Certificates.

ADVANCES:

     The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

COMPENSATING INTEREST:

     On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.

CASHFLOW  DESCRIPTION:

     Distributions on the Certificates will be made on the 25th day of each month (or the next business day). The payments to the Senior Certificates, to the extent of the available funds from the related Mortgage Loan group will be made according to the following priority:

GROUP I AVAILABLE FUNDS:


1. Payments of interest concurrently, to the Class I-A-1, and Class 1-A-IO Certificates, calculated at a per annum rate equal to their respective Pass-Through Rates multiplied by their respective certificate principal balances or notional amount; provided, however, that any interest distributable to the Class 1-A-IO Certificates will instead be distributed to the Class I-A-1 Certificates up to an amount equal to the Group I Net WAC Carryover Amounts allocable to the Class I-A-1 Certificates for such Distribution Date.

2. Payments of principal to the Class I-A-1 Certificates in an amount equal to the Senior Principal Distribut on Amount with respect to the Group I Mortgage Loans until the certificate principal balance of such class has been reduced to zero.

GROUP II AVAILABLE FUNDS:

1. Payment of interest to the Class II-A-1 Certificates at a per annum rate equal its Pass-Through Rate.

2. Payment of principal to the Class II-A-1 Certificates in an amount equal ith respect to the Group II Mortgage Loans until the certificate principal balance of such class has been reduced to zero.

GROUP III AVAILABLE FUNDS:

1. Payment of interest to the Class III-A-1 Certificates at a per annum rate equal its Pass-Through Rate.

2. Payment of principal to the Class III-A-1 Certificates in an amount equal to the Senior Principal Distribution Amount with respect to the Group III Mortgage Loans until the certificate principal balance of such class has been reduced to zero.

GROUP IV AVAILABLE FUNDS:

1. Payment of interest concurrently, to the Class IV-A-1 and Class IV-A-2 Certificates at a per annum rate equal their Pass-Through Rates on a pro rata basis.

2. Payment of principal, pro rata, to the Class IV-A-1 and Class IV-A-2 Certificates in an amount equal to the Senior Principal Distribution Amount with respect to the Group IV Mortgage Loans until the certificate principal balance of such class has been reduced to zero.

GROUP V AVAILABLE FUNDS:

1. Payment of interest to the Class V-A-1 Certificates at a per annum rate equal its Pass-Through Rate.

2. Payment of principal to the Class V-A-1 Certificates in an amount equal to the Senior Principal Distribution Amount with respect to the Group V Mortgage Loans until the certificate principal balance of such class has been reduced to zero.


GROUP VI AVAILABLE FUNDS:

1. Payment of interest to the Class VI-A-1 Certificates at a per annum rate equal its Pass-Through Rate.

2. Payment of principal to the Class VI-A-1 Certificates in an amount equal to the Senior Principal Distribution Amount with respect to the Group VI Mortgage Loans until the certificate principal balance of such class has been reduced to zero.


SENIOR PRINCIPAL DISTRIBUTION AMOUNT

     With respect to a Loan Group is an amount generally equal to the sum of (i) the Senior Percentage of the principal portion of scheduled payments on the Mortgage Loans in the related Lo centage of prepayments and net liquidation proceeds in respect of the Mortgage Loans in the related Loan Group.

CASHFLOW DESCRIPTION
(CONTINUED):            ANY REMAINING AVAILABLE FUNDS FROM ALL LOAN GROUPS:

1. Payments of interest and then principal, sequentially, to the Class M Certificates until reduced to zero; and

2. Payments of interest and then principal, sequentially, to the Class B Certificates until reduced to zero.

SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT

     An amount generally equal to the sum of (i) the related Subordinate Percentage of the principal portion of scheduled payments on the Mortgage Loans and (ii) the related Subordinate Prepayment Percentage of prepayments and net liquidation proceeds in respect of the Mortgage Loans.

 SENIOR PERCENTAGE:

     With respect to any Distribution Date and a Loan Group, the related Senior Percentage will equal the percentage equivalent of a fraction, the numerator of which is the aggregate certificate principal balance of the related Senior Certificates of a Loan Group immediately prior to that Distribution Date, and the denominator of which is the sum of the aggregate principal balances of the Mortgage Loans in the related Loan Group as of the first day of the related Due Period.

 SUBORDINATE   PERCENTAGE:

     For any Distribution Date, the Subordinate Percentage will be 100% minus the related Senior Percentage.

 SUBORDINATE  PREPAYMENT PERCENTAGE:

     For any Distribution Date, the Subordinate Prepayment Percentage will be 100% minus the related Senior Accelerated Prepayment Percentage.

 NET WAC SHORTFALL:

     Because each Group I Mortgage Loan has a mortgage rate that is initially fixed and then adjustable, and the rates on the Group I Mortgage Loans will adjust based on Six-Month LIBOR after an initial period of six months following the date of origination, and the Pass-Through Rate on the LIBOR Certificates is based on one-month LIBOR plus an applicable margin, the application of the Group I Net Mortgage Interest Rate could result in shortfalls of interest otherwise payable on the LIBOR Certificates in certain periods. This may also occur if Six-Month LIBOR and One-Month LIBOR rise quickly since the Group I Mortgage Loan adjustments are constrained by certain interim caps.


 GROUP I NET WAC  CARRYOVER AMOUNT:

     The Group I Net WAC Carryover Amount for any Distribution Date and the LIBOR Certificates is the excess of (i) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Group I Net Mortgage Interest WAC Rate, over (ii) the amount of interest such class of Certificates accrued for such Distribution Date based on the Group I Net Mortgage Interest Rate, together with the unpaid portion of any such amounts from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Group I Net Mortgage Interest Rate). The ratings on the LIBOR Certificates do not address the likelihood of the payment of any Group I Net WAC Carryover Amount.

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SHIFTING INTEREST:

     The Senior Certificates will be entitled to receive 100% of the prepayments on the related Mortgage Loans on any Distribution Date during the first seven years begi payment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the aggregate certificate principal balance of the Subordinate Certificates immediately prior to that Distribution Date does not equal or exceed 50% and (ii) cumulative realized losses incurred on the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% of the aggregate certificate principal balance of the Subordinate Certificates as of the closing date for each test date.

     Notwithstanding the foregoing, if after 3 years the current Subordinate Percentages are equal to two times the initial weighted average of the Subordinate Percentages and (i) the principal balance of Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the aggregate certificate principal balance of the Subordinate Certificates immediately prior to that Distribution Date does not equal or exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed (a) prior to November 2008, 20% or (b) on or after November 2008 of the sum of the initial certificate principal balances of the Class M and Class B Certificates, 30%, then the Senior Prepayment Percentage will equal the Senior Percentage.

     If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then the Senior Prepayment Percentage will equal the Senior Percentage plus 50% of the Subordinate Percentage.



ALLOCATION OF LOSSES:

     Realized Losses (other than Excess Losses and Extraordinary Losses) on the Mortgage Loans will be allocated first, to the Class B-3 Certificates until reduced to zero, second, to the Class B-2 Certificates until reduced to zero, third, to the Class B-1 Certificates until reduced to zero, fourth, to the Class M-3 Certificates until reduced to zero, fifth, to the Class M-2 Certificates until reduced to zero and sixth, to the Class M-1 Certificates until reduced to zero.

     Thereafter,  such  Realized  Losses on the Group I  Mortgage  Loans will be allocated to the Class I-A-1 Certificates, such Realized Losses on the Group II Mortgage Loans will be allocated to the Class II-A-1 Certificates, such Realized Losses on the Group III Mortgage Loans will be allocated to the Class III-A-1 Certificates, such Realized Losses on the Group IV Mortgage Loans will be allocated sequentially to the Class IV-A-2
     Certificates   until   reduced  to  zero  and  then  to  the  Class  IV-A-1
     Certificates, such Realized Losses on the Group V Mortgage Loans will be allocated to the Class V-A-1 Certificates, and such Realized Losses on the Group VI Mortgage Loans will be allocated to the Class VI-A-1 Certificates.

     Excess Losses and Extraordinary Losses on any Mortgage Loan (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Certificates in accordance with the interest represented by each class of certificates in the Mortgage Loan.

    FOR ADDITIONAL
INFORMATION PLEASE CALL:



   MBS TRADING
   Adam Yarnold                           212-250-2669
   Kumarjit Bhattacharyya                 212-250-2669

   MBS BANKING
   Susan Valenti                          212-250-3455
   Daniel Murray                          212-250-0864

   MBS ANALYTICS
   Steve Lumer                            212-250-0115
   Kathie Peng                            212-250-7259